Exhibit 99.1
Playtika Announces Review of Strategic Alternatives to Maximize Shareholder Value
Herzliya, Israel, April 6, 2026 -- Playtika Holding Corp. (NASDAQ: PLTK), a leading mobile gaming entertainment company, today announced that as part of the ongoing efforts of Playtika’s Board of Directors to enhance shareholder value, a Special Committee of the Board of Directors, comprised solely of independent directors, is conducting a comprehensive review and evaluation of strategic alternatives across its portfolio. The Special Committee is evaluating opportunities and alternatives to unlock and enhance shareholder value and has retained Morgan Stanley & Co. LLC to act as financial advisor.
There can be no assurance that the strategic review process will result in any strategic transaction. Playtika does not currently intend to disclose developments related to the strategic review process unless and until the Special Committee and Board have approved a course of action for which further disclosure is appropriate.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of any securities in any state or other jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
About Playtika Holding Corp.
Playtika (NASDAQ: PLTK) is a mobile gaming entertainment and technology market leader with a portfolio of multiple games titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has employees and offices worldwide.
Forward Looking Statements
In this press release, Playtika makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release, including statements regarding any potential outcomes or developments associated with the strategic review process, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future”, “intend,” “intent”, “goal,” “may,” “might,” “plans,” “potential”, “present,” “preserve,” “project,” “pursue,” “should”, “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.
The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in Playtika’s filings with the Securities and Exchange Commission. Moreover, Playtika operates in a very competitive and rapidly changing environment and industry. As a result, it is not possible for Playtika’s management to assess the impact of all factors on Playtika’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Playtika may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements.
Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:
•the outcome of the strategic review process (which may be suspended or modified at any time);
•the possibility that the Special Committee may decide not to recommend to the Board any strategic transaction or other change following the strategic review process;
•Playtika’s inability to consummate any potential transaction or other outcome resulting from the review due to, among other things, market dynamics, regulatory issues, contractual restrictions or otherwise;
•potential disruptions to Playtika’s business from the strategic review process, including the diversion of management’s attention;
•potential adverse effects on Playtika’s stock price from the announcement, suspension or consummation of the strategic review process and the results thereof;
•the independent investment decisions and actions of our majority shareholder or third parties that influence us; and
•risks related to Playtika’s international operations and ownership, including Playtika’s significant operations in Israel and Ukraine and the fact that Playtika’s controlling shareholder is a Chinese-owned company.
Except as required by law, Playtika undertakes no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in Playtika’s expectations.